Summary Prospectus and Prospectus Supplement
Global Bond Fund
Supplement dated September 9, 2024 ■ Summary Prospectus and Prospectus dated March 1, 2024

Inflation-Adjusted Bond Fund
Short Duration Inflation Protection Bond Fund
Supplement dated September 9, 2024 ■ Summary Prospectuses and Prospectuses dated August 1, 2024

The following entry is added under the Portfolio Management section on page 5 of the Global Bond summary prospectus and page 6 of the Global Bond prospectus; page 5 of the Inflation-Adjusted Bond summary prospectus and page 6 of the Inflation-Adjusted Bond prospectus; and page 5 of the Short Duration Inflation Protection Bond summary prospectus and page 6 of the Short Duration Inflation Protection Bond prospectus:

Stephen Bartolini, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024.

The following entry is added under The Fund Management Team section on page 13 of the Global Bond prospectus; page 12 of the Inflation-Adjusted Bond prospectus; and page 11 of the Short Duration Inflation Protection Bond prospectus:

Stephen Bartolini
Mr. Bartolini, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2024. Prior to joining American Century, Mr. Bartolini worked at T. Rowe Price as a portfolio manager and co-head of the Global Interest Rate and Currency strategy team. He has a bachelor’s degree in economics with a minor in statistics from George Washington University and an MBA in finance from the Robert H. Smith School of Business, University of Maryland. He is a CFA charterholder.

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